Intangible Assets, net	12 Months Ended
Aug. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, net
8.	INTANGIBLE ASSETS, NET

Intangible assets, net, consisted of the following:

	As of August 31,
	2017	2018
	RMB	RMB
Trademarks and brand names	24,186	48,186
Core curriculum	1,007	1,007
Customer relationship	—	18,000
Non-compete agreement	—	17,100

Total costs	25,193	84,293
Less: accumulated amortization	4,016	10,636

Intangible assets, net	21,177	73,657

Amortization expenses for the intangible assets for the years ended August 31, 2016, 2017 and 2018 were RMB 1,573, RMB 2,647 and RMB 6,620 respectively. As of August 31, 2018, the estimated amortization expenses related to intangible assets for each of the next three years is expected to be RMB 10,722, and RMB 8,472 and RMB 6,222 for the fourth and fifth year, respectively.